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                                                                   EXHIBIT 32(a)





    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of this Annual Report on Form 10-K of TRW Automotive Inc. (the "Company") for the period ended December 31, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, John C. Plant, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






Date: March 29, 2004                     /s/ John C. Plant
                                         -------------------------------------
                                         John C. Plant
                                         Chief Executive Officer and President
                                         (Principal Executive Officer)